Taxes on Income	12 Months Ended
Dec. 31, 2018
Taxes on Income [Abstract]
Taxes on Income

Note 18 - Taxes on Income

A.	Corporate tax rate

The tax rate applicable to the Group for 2018 is 23%. The tax rate in 2017 was 24%.

B.	The Company and its subsidiaries incurred losses in 2017, as well as carry-forward losses from previous years, which are not expected to be utilized in the foreseeable future. Therefore, the Group did not record current taxes or deferred taxes.

The carry-forward loss for tax purposes for the Company and its subsidiaries, and the unrecognized research and development expenses, amounts to USD 33.1 million as of December 31, 2018 (2017 – USD 28.2 million, 2016 – USD 13.2 million).

C.	The Company’s tax assessments are deemed finalized through the end of 2013, pursuant to section 145 of the Israeli Income Tax Ordinance. The subsidiary’s tax assessments are deemed finalized through the end of 2014, pursuant to section 145 of the Israeli Income Tax Ordinance. Currently the tax years of 2014 - 2016 for Kitov Pharma Ltd. are being assessed by the Israeli Tax Authority.